UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  August 31

Date of reporting period:  August 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
August 31, 2020
Columbia Emerging Markets Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Emerging Markets Bond Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Emerging Markets Bond Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.
Portfolio management
Adrian Hilton
Lead Portfolio Manager
Managed Fund since October 2020
Christopher Cooke
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended August 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/16/06	3.40	5.66	4.74
	Including sales charges		-1.49	4.63	4.23
Advisor Class*		03/19/13	3.65	5.93	4.94
Class C	Excluding sales charges	02/16/06	2.55	4.87	3.96
	Including sales charges		1.55	4.87	3.96
Institutional Class*		09/27/10	3.66	5.93	5.02
Institutional 2 Class*		11/08/12	3.69	6.09	5.08
Institutional 3 Class*		11/08/12	3.83	6.15	5.13
Class R*		11/16/11	3.05	5.39	4.50
JPMorgan Emerging Markets Bond Index-Global			3.82	6.09	5.56
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The JPMorgan Emerging Markets Bond Index-Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Emerging Markets Bond Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2010 — August 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Emerging Markets Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
4	Columbia Emerging Markets Bond Fund | Annual Report 2020

Fund at a Glance   (continued)
Quality breakdown (%) (at August 31, 2020)
AAA rating	1.1
AA rating	9.7
A rating	7.3
BBB rating	29.7
BB rating	26.2
B rating	20.0
CCC rating	1.0
CC rating	0.4
D rating	2.6
Not rated	2.0
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.
Country breakdown (%) (at August 31, 2020)
Angola	1.5
Argentina	1.5
Belarus	0.3
Brazil	4.3
Canada	0.6
Chile	0.7
China	3.0
Colombia	3.8
Costa Rica	0.4
Croatia	0.6
Dominican Republic	4.2
Ecuador	0.8
Egypt	4.1
El Salvador	0.9
Ghana	1.6
Guatemala	1.3
Hong Kong	0.9
India	1.1
Indonesia	9.8
Ivory Coast	1.1
Kazakhstan	2.1
Malaysia	0.6
Mexico	10.2
Mongolia	0.2
Morocco	0.7
Netherlands	0.8
Oman	0.4
Panama	1.0
Paraguay	0.9
Peru	1.3
Philippines	0.8
Qatar	5.4
Romania	0.6
Russian Federation	3.9
Saudi Arabia	4.2
South Africa	2.3
Sri Lanka	0.5
Turkey	4.7
Ukraine	2.4
United Arab Emirates	5.6
United States(a)	7.3
Venezuela	0.3
Virgin Islands	1.3
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia Emerging Markets Bond Fund | Annual Report 2020	5

Manager Discussion of Fund Performance
At August 31, 2020, approximately 42.74% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended August 31, 2020, the Fund’s Class A shares returned 3.40% excluding sales charges. While posting solid absolute gains, the Fund modestly underperformed its benchmark, the JPMorgan Emerging Markets Bond Index-Global, which returned 3.82% for the same period. The Fund’s relative underperformance can be attributed primarily to security selection as a whole, which slightly more than offset effective country, local rates, currency and duration/curve positioning, which contributed positively overall.
Emerging markets debt sector gained despite pandemic-sparked instability
Optimism prevailed during the first several months of the annual period, as emerging markets debt sector investors focused on China’s economy and China’s relationship with the U.S. Improved economic data and solid corporate earnings eased fears about slowing economic growth, while the Phase One U.S.-China trade deal negotiated toward the end of 2019 and then signed in January 2020 lessened the prospect of increases in existing tariffs on Chinese goods and the imposition of new duties. However, the mood began to darken in January 2020, as the COVID-19 virus erupted in China and quickly spread globally, prompting considerable volatility, bouts of political and economic instability in various countries and significant investor risk aversion. The U.S. dollar strengthened sharply in the ensuing flight to safety, and commodity prices collapsed as economies went into lockdown, causing severe headwinds for emerging markets debt.
A wave of interest rate cuts by central banks around the world, led by the U.S. Federal Reserve (Fed), followed. Toward the end of March 2020, the Fed cut its targeted federal funds rate to near zero and pledged to provide unlimited monetary stimulus, in turn causing the U.S. dollar to weaken. Meanwhile, many governments announced fiscal stimulus measures. This global wave of monetary and fiscal stimulus helped commodities to rally and, along with slowing COVID-19 infection rates in most countries, with the notable exceptions of India and Brazil, also helped support the lifting of lockdown restrictions and re-opening of economies in many countries. All of this also supported the emerging markets debt sector, which rallied into the last months of the annual period. China’s economy, the first to enter and exit lockdown, was a particular standout in July 2020, with the private Caixin China General Services Business Activity Index and the official National Bureau of Statistics manufacturing activity gauge showing especially robust advances. (The Caixin China General Services Business Activity Index, a private gauge, seeks to provide an independent snapshot of operating conditions in China’s services sector by tracking variables, such as sales, employment, inventories and prices. The National Bureau of Statistics administers a key gauge of manufacturing activity measured through a survey of mostly larger and state-linked enterprise factory owners and purchasing managers.)
The following highlights just some of the country-specific notable developments affecting the emerging markets debt sector during the annual period:
•	Argentine assets were especially volatile following the election of populist president Alberto Fernandez at the end of October 2019, with investors concerned about the prospect of default ahead of critical negotiations with the International Monetary Fund (IMF) and creditors on restructuring about $65 billion of debt. These negotiations finally culminated in agreement in August 2020, which then supported Argentina’s local bonds.
•	The Brazilian real remained weak through much of the annual period, as political factors outweighed tentative signs of economic recovery. Growing demands to increase public spending prompted concern about the nation’s deficit outlook, while the resignation of senior economic officials cast doubt on the Brazilian government’s commitment to its reform agenda.
•	Mexico was hit particularly hard by the COVID-19 pandemic, as the economy of the U.S., its main trading partner, went into lockdown and then recession. Independent ratings agency Fitch cut the Mexican sovereign debt credit rating to BBB-, the lowest investment-grade level, and Moody’s downgraded indebted state oil company Pemex to “junk” status.
6	Columbia Emerging Markets Bond Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
•	In Turkey, the lira remained under pressure against the euro and the U.S. dollar given negative real interest rates, a widening current account deficit and waning confidence in its government’s financial policies. Tensions around the deployment of troops in Syria and exploration for energy resources in the eastern Mediterranean Sea compounded the currency’s weakness.
•	Russia’s announcement in August 2020 of the approval of a COVID-19 vaccine and plans to begin a large-scale vaccination program was met with caution given the speed of its development and a lack of testing data.
•	South Africa’s economy was hampered by intermittent blackouts, as its national electric utility failed to meet demand, casting doubt upon the likely pace of economic recovery there. Near the end of the annual period, South Africa’s government received approval for a $4.3 billion IMF loan as part of a $26 billion package, equivalent to 10% of its domestic output, to stimulate economic growth there.
Security selection among holdings in Argentina detracted most
The Fund’s performance for the annual period was affected most by security selection, primarily due to holdings in Argentina, which detracted. The emerging markets bond sector broadly had been heavily impacted by extreme falls in the value of Argentine assets in August 2019, just before the start of the Fund’s annual period, after business-friendly President Macri unexpectedly lost a presidential primary election to the opposition candidate, stoking concerns populists might return to power in October’s ballot, which duly occurred, sustaining volatility for Argentine assets for much of the annual period. Security selection among holdings in South Africa, Colombia and United Arab Emirates added value.
Country positioning overall was favorable, especially in Ecuador and Lebanon. These positive contributors more than offset country positioning in Turkey, which detracted. Local rates positioning in Mexico, the Dominican Republic, Peru and Brazil boosted the Fund’s relative results. Overall, currency and duration/curve positioning also contributed positively to the Fund’s relative performance during the annual period.
Relative valuation and fundamental analysis drove Fund changes
For the annual period overall, the Fund had a portfolio turnover rate of 175%. While the Fund remained invested primarily in the U.S. dollar, we continued to allocate to local currency bonds selectively and opportunistically. The Fund ended the annual period relatively conservatively positioned from a risk perspective, as valuations in the emerging markets bond market realigned toward longer term averages. Still, there remained some allocations to local currency bonds, both hedged and unhedged, that were not components of the benchmark as well as to hard currency corporate bonds where we saw greater risk-adjusted opportunities at the end of the annual period. On August 31, 2020, the Fund had approximately 3.35% of its total net assets invested in local currency bonds, with unhedged local rates exposure equal to approximately 2.36% of its total net assets.
The Fund’s interest rate duration was slightly shorter than that of the benchmark at the end of the annual period, although a portion of this duration was comprised of non-U.S. dollar exposure. Interest rate duration is a bond portfolio’s price sensitivity to interest rates.
Regionally, at the end of the annual period, the Fund was overweight in Africa and underweight in Latin America, emerging Asia, emerging Europe and the Middle East and North Africa (MENA) regions overall in net asset value terms relative to the benchmark. The Fund’s largest country overweight positions relative to the benchmark at the end of August 2020 included the Dominican Republic, Egypt, Brazil and Colombia, while China, Saudi Arabia and Chile represented the largest underweights.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. As a
Columbia Emerging Markets Bond Fund | Annual Report 2020	7

Manager Discussion of Fund Performance  (continued)
non-diversified fund, fewer investments could have a greater affect on performance. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Columbia Emerging Markets Bond Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2020 — August 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,007.50	1,019.61	5.68	5.72	1.12
Advisor Class	1,000.00	1,000.00	1,008.80	1,020.93	4.37	4.39	0.86
Class C	1,000.00	1,000.00	1,003.70	1,015.82	9.47	9.53	1.87
Institutional Class	1,000.00	1,000.00	1,008.80	1,020.88	4.42	4.44	0.87
Institutional 2 Class	1,000.00	1,000.00	1,009.40	1,021.58	3.71	3.73	0.73
Institutional 3 Class	1,000.00	1,000.00	1,009.70	1,021.79	3.50	3.53	0.69
Class R	1,000.00	1,000.00	1,006.20	1,018.35	6.95	6.99	1.37
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Emerging Markets Bond Fund | Annual Report 2020	9

Portfolio of Investments
August 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 7.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brazil 1.3%
Braskem America Finance Co.(a)
07/22/2041	7.125%	2,800,000	3,000,212
Vale Overseas Ltd.
07/08/2030	3.750%	1,500,000	1,576,249
Total			4,576,461
Colombia 0.9%
Millicom International Cellular SA(a)
01/15/2028	5.125%	1,350,000	1,414,348
03/25/2029	6.250%	1,400,000	1,543,722
03/25/2029	6.250%	200,000	220,532
Total			3,178,602
Ghana 0.2%
Tullow Oil PLC(a)
03/01/2025	7.000%	1,100,000	633,918
Guatemala 0.1%
Energuate Trust(a)
05/03/2027	5.875%	550,000	572,110
Hong Kong 0.8%
Lenovo Group Ltd.(a)
04/24/2025	5.875%	2,850,000	3,069,052
India 0.6%
Adani Ports & Special Economic Zone Ltd.(a)
07/30/2027	4.000%	700,000	706,167
08/04/2027	4.200%	1,614,000	1,644,936
Total			2,351,103
Indonesia 0.4%
Geo Coal International Pte Ltd.(a)
10/04/2022	8.000%	2,507,000	1,367,562
Netherlands 0.7%
Braskem Netherlands Finance BV(a)
01/10/2023	3.500%	1,000,000	1,011,151
01/31/2030	4.500%	900,000	855,936
Mong Duong Finance Holdings BV(a)
05/07/2029	5.125%	570,000	574,771
Total			2,441,858
Philippines 0.8%
SMC Global Power Holdings Corp.(a),(b)
12/31/2049	5.700%	3,000,000	2,856,715
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
South Africa 0.4%
Liquid Telecommunications Financing PLC(a)
07/13/2022	8.500%	1,400,000	1,426,411
Ukraine 0.4%
MHP Lux SA(a)
04/03/2026	6.950%	1,300,000	1,342,470
Virgin Islands 0.6%
Gold Fields Orogen Holdings BVI Ltd.(a)
05/15/2029	6.125%	1,900,000	2,287,783
Total Corporate Bonds & Notes (Cost $26,148,281)			26,104,045

Foreign Government Obligations(c),(d) 82.1%

Angola 1.4%
Angolan Government International Bond(a)
11/26/2029	8.000%	1,550,000	1,281,979
05/08/2048	9.375%	4,750,000	3,921,354
Total			5,203,333
Argentina 1.4%
Argentine Republic Government International Bond(e)
04/22/2026	0.000%	4,800,000	2,191,701
07/06/2036	0.000%	2,450,000	1,081,989
01/11/2048	0.000%	4,350,000	1,876,227
Total			5,149,917
Belarus 0.3%
Republic of Belarus International Bond(a)
06/29/2027	7.625%	700,000	695,423
02/28/2030	6.200%	550,000	513,333
Total			1,208,756
Brazil 2.9%
Brazilian Government International Bond
05/30/2029	4.500%	1,200,000	1,301,889
06/12/2030	3.875%	2,944,000	3,018,584
01/27/2045	5.000%	5,800,000	6,058,618
Total			10,379,091
Canada 0.6%
MEGlobal Canada ULC(a)
05/18/2025	5.000%	2,010,000	2,196,528
Chile 0.7%
Chile Government International Bond
01/25/2050	3.500%	1,500,000	1,769,544
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Emerging Markets Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Corporación Nacional del Cobre de Chile(a)
09/30/2029	3.000%		635,000	669,477
Total				2,439,021
China 2.9%
China Government Bond
11/21/2029	3.130%	CNY	100,000	14,622
Sinopec Group Overseas Development 2018 Ltd.(a)
09/12/2025	4.125%		700,000	795,831
State Grid Overseas Investment 2016 Ltd.(a)
05/04/2027	3.500%		1,250,000	1,402,226
Syngenta Finance NV(a)
04/24/2028	5.182%		7,600,000	8,340,984
Total				10,553,663
Colombia 2.9%
Colombia Government International Bond
01/30/2030	3.000%		8,045,000	8,282,535
04/15/2031	3.125%		312,000	323,654
Ecopetrol SA
04/29/2030	6.875%		1,445,000	1,741,891
Total				10,348,080
Costa Rica 0.4%
Costa Rica Government International Bond(a)
02/19/2031	6.125%		1,500,000	1,397,931
Croatia 0.6%
Croatia Government International Bond(a)
01/26/2024	6.000%		767,000	890,643
Hrvatska Elektroprivreda(a)
10/23/2022	5.875%		1,290,000	1,397,834
Total				2,288,477
Dominican Republic 4.0%
Dominican Republic International Bond(a)
01/08/2021	14.000%	DOP	126,499,000	2,212,584
01/27/2025	5.500%		2,060,000	2,158,569
06/05/2026	9.750%	DOP	167,450,000	2,877,655
01/30/2030	4.500%		2,160,000	2,136,559
04/30/2044	7.450%		4,600,000	5,231,001
Total				14,616,368
Ecuador 0.8%
Ecuador Government International Bond(a),(e)
03/27/2025	0.000%		400,000	204,887
12/13/2026	0.000%		1,800,000	918,178
06/02/2027	0.000%		700,000	359,425
01/23/2028	0.000%		1,750,000	883,837
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
01/31/2029	0.000%		900,000	459,936
Total				2,826,263
Egypt 3.0%
Egypt Government International Bond(a)
04/16/2030	5.625%	EUR	1,300,000	1,441,316
04/11/2031	6.375%	EUR	2,100,000	2,405,649
01/15/2032	7.053%		900,000	896,811
05/29/2032	7.625%		1,615,000	1,646,581
02/21/2048	7.903%		2,300,000	2,230,338
02/21/2048	7.903%		400,000	387,885
05/29/2050	8.875%		1,865,000	1,946,866
Total				10,955,446
El Salvador 0.9%
El Salvador Government International Bond(a)
01/30/2025	5.875%		700,000	661,494
01/18/2027	6.375%		1,880,000	1,758,719
07/15/2052	9.500%		780,000	812,134
Total				3,232,347
Ghana 1.4%
Ghana Government International Bond(a)
02/11/2027	6.375%		2,765,000	2,602,536
03/26/2027	7.875%		1,600,000	1,585,221
02/11/2035	7.875%		950,000	870,343
Total				5,058,100
Guatemala 1.1%
Guatemala Government Bond(a)
04/24/2032	5.375%		1,530,000	1,793,311
06/01/2050	6.125%		1,650,000	2,044,570
Total				3,837,881
India 0.5%
Export-Import Bank of India(a)
01/15/2030	3.250%		1,600,000	1,634,445
Indonesia 9.1%
Indonesia Government International Bond(a)
01/15/2045	5.125%		5,150,000	6,698,754
Indonesia Government International Bond
10/30/2049	3.700%		3,235,000	3,535,852
Pertamina Persero PT(a)
01/21/2050	4.175%		2,100,000	2,154,325
Perusahaan Penerbit SBSN Indonesia III(a)
06/23/2025	2.300%		1,145,000	1,188,688
PT Indonesia Asahan Aluminium Persero(a)
05/15/2030	5.450%		4,885,000	5,775,264
11/15/2048	6.757%		3,900,000	5,239,111

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
August 31, 2020
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
PT Pelabuhan Indonesia II(a)
05/05/2045	5.375%		1,350,000	1,561,181
PT Perusahaan Perseroan Persero/Listrik Negara(a)
06/30/2050	4.000%		1,525,000	1,543,004
Saka Energi Indonesia PT(a)
05/05/2024	4.450%		5,650,000	5,281,567
Total				32,977,746
Ivory Coast 1.1%
Ivory Coast Government International Bond(a)
10/17/2031	5.875%	EUR	3,440,000	3,938,474
Kazakhstan 2.0%
KazMunayGas National Co. JSC(a)
04/19/2027	4.750%		2,200,000	2,480,238
04/24/2030	5.375%		3,000,000	3,597,925
04/19/2047	5.750%		1,050,000	1,316,824
Total				7,394,987
Malaysia 0.6%
Petronas Capital Ltd.(a)
04/21/2030	3.500%		1,795,000	2,038,507
Mexico 9.9%
Mexican Bonos
05/31/2029	8.500%	MXN	61,500,000	3,324,398
Petroleos Mexicanos
11/12/2026	7.470%	MXN	50,100,000	1,781,044
03/13/2027	6.500%		5,340,000	5,261,085
02/12/2028	5.350%		4,330,000	3,942,019
01/23/2029	6.500%		200,000	191,680
01/23/2045	6.375%		2,700,000	2,217,331
09/21/2047	6.750%		800,000	667,043
Petroleos Mexicanos(a)
01/23/2030	6.840%		9,965,000	9,588,884
01/28/2031	5.950%		3,935,000	3,541,074
01/23/2050	7.690%		5,830,000	5,214,418
Total				35,728,976
Mongolia 0.2%
Mongolia Government International Bond(a)
05/01/2023	5.625%		750,000	778,572
Morocco 0.7%
OCP SA(a)
04/25/2044	6.875%		1,850,000	2,368,607
Netherlands 0.1%
Syngenta Finance NV(a)
04/24/2028	5.182%		250,000	274,374
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oman 0.4%
Oman Government International Bond(a)
01/17/2048	6.750%	1,550,000	1,390,958
Panama 1.0%
Panama Government International Bond
03/16/2025	3.750%	900,000	989,938
04/01/2056	4.500%	2,072,000	2,687,453
Total			3,677,391
Paraguay 0.9%
Paraguay Government International Bond(a)
08/11/2044	6.100%	1,600,000	2,147,806
03/30/2050	5.400%	925,000	1,166,290
Total			3,314,096
Peru 1.2%
Peruvian Government International Bond
06/20/2030	2.844%	4,100,000	4,509,837
Qatar 5.3%
Qatar Government International Bond(a)
04/23/2028	4.500%	700,000	840,611
03/14/2029	4.000%	4,700,000	5,524,237
04/16/2030	3.750%	4,467,000	5,205,665
04/23/2048	5.103%	2,350,000	3,338,950
03/14/2049	4.817%	3,050,000	4,206,864
Total			19,116,327
Romania 0.6%
Romanian Government International Bond(a)
02/14/2051	4.000%	2,042,000	2,071,433
Russian Federation 3.8%
Gazprom Neft OAO Via GPN Capital SA(a)
09/19/2022	4.375%	529,000	553,961
Gazprom PJSC via Gaz Finance PLC(a)
02/25/2030	3.250%	1,330,000	1,353,894
Russian Foreign Bond - Eurobond(a)
05/27/2026	4.750%	3,000,000	3,453,061
06/23/2027	4.250%	2,400,000	2,717,915
03/21/2029	4.375%	2,000,000	2,308,511
03/28/2035	5.100%	2,600,000	3,244,539
Total			13,631,881
Saudi Arabia 4.1%
KSA Sukuk Ltd.(a)
10/29/2029	2.969%	1,400,000	1,485,131

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Emerging Markets Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Saudi Government International Bond(a)
03/04/2028	3.625%	1,400,000	1,553,691
01/21/2055	3.750%	10,755,000	11,783,625
Total			14,822,447
South Africa 1.9%
Eskom Holdings SOC Ltd.(a)
01/26/2021	5.750%	2,695,000	2,636,056
Republic of South Africa Government International Bond
09/30/2029	4.850%	1,350,000	1,319,908
09/30/2049	5.750%	3,100,000	2,777,328
Total			6,733,292
Sri Lanka 0.5%
Sri Lanka Government International Bond(a)
05/11/2027	6.200%	1,000,000	819,130
03/28/2030	7.550%	1,100,000	902,638
Total			1,721,768
Turkey 4.6%
Turkey Government International Bond
03/22/2024	5.750%	2,900,000	2,863,365
04/14/2026	4.250%	1,350,000	1,229,474
03/25/2027	6.000%	3,400,000	3,302,931
02/17/2028	5.125%	2,000,000	1,839,256
04/26/2029	7.625%	2,000,000	2,086,287
05/30/2040	6.750%	2,473,000	2,301,945
01/14/2041	6.000%	1,200,000	1,040,754
02/17/2045	6.625%	2,150,000	1,934,768
Total			16,598,780
Ukraine 1.9%
NAK Naftogaz Ukraine via Kondor Finance PLC(a)
11/08/2026	7.625%	775,000	756,869
Ukraine Government International Bond(a)
09/01/2023	7.750%	850,000	903,140
09/01/2026	7.750%	3,100,000	3,272,107
03/15/2033	7.253%	1,810,000	1,813,503
Ukraine Railways Via Shortline PLC(a)
09/15/2021	9.875%	270,000	273,449
Total			7,019,068
United Arab Emirates 5.4%
Abu Dhabi Government International Bond(a)
10/11/2027	3.125%	2,100,000	2,338,018
04/16/2030	3.125%	2,400,000	2,692,688
09/30/2049	3.125%	6,600,000	7,140,743
04/16/2050	3.875%	385,000	472,326
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
DP World Crescent Ltd.(a)
09/26/2028	4.848%		1,750,000	1,973,227
07/18/2029	3.875%		1,450,000	1,527,553
01/30/2030	3.750%		1,050,000	1,095,330
DP World PLC(a)
07/02/2037	6.850%		1,350,000	1,732,318
09/25/2048	5.625%		500,000	590,882
Total				19,563,085
Venezuela 0.3%
Petroleos de Venezuela SA(a),(e)
05/16/2024	0.000%		22,627,059	565,677
Venezuela Government International Bond(a),(e)
10/13/2024	0.000%		7,500,000	525,000
Total				1,090,677
Virgin Islands 0.7%
Sinopec Group Overseas Development 2017 Ltd.(a)
09/13/2027	3.250%		2,150,000	2,352,820
Total Foreign Government Obligations (Cost $301,644,791)				296,439,750

Treasury Bills(c) 1.0%
Issuer	Effective Yield		Principal Amount ($)	Value ($)
Egypt 1.0%
Egypt Treasury Bills
02/16/2021	13.630%	EGP	60,000,000	3,560,820
Total Treasury Bills (Cost $3,553,291)				3,560,820

Money Market Funds 7.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.149%(f),(g)	25,696,261	25,696,261
Total Money Market Funds (Cost $25,696,261)		25,696,261
Total Investments in Securities (Cost $357,042,624)		351,800,876
Other Assets & Liabilities, Net		9,460,275
Net Assets		$361,261,151

At August 31, 2020, securities and/or cash totaling $130,000 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
August 31, 2020
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
112,300,000 MXN	5,072,149 USD	Goldman Sachs	10/20/2020	—	(29,305)
7,951,000 EUR	9,392,063 USD	UBS	10/20/2020	—	(106,376)
Total				—	(135,681)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Ultra Bond 10-Year Note	(52)	12/2020	USD	(8,290,750)	41,740	—
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2020, the total value of these securities amounted to $243,502,596, which represents 67.40% of total net assets.
(b)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2020.
(c)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(d)	Principal and interest may not be guaranteed by a governmental entity.
(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2020, the total value of these securities amounted to $9,066,857, which represents 2.51% of total net assets.
(f)	The rate shown is the seven-day current annualized yield at August 31, 2020.
(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.149%
	28,752,441	310,805,777	(313,861,957)	—	25,696,261	8,697	330,855	25,696,261
Currency Legend
CNY	China Yuan Renminbi
DOP	Dominican Republic Peso
EGP	Egyptian Pound
EUR	Euro
MXN	Mexican Peso
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Emerging Markets Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
August 31, 2020
Fair value measurements  (continued)
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	26,104,045	—	26,104,045
Foreign Government Obligations	—	296,439,750	—	296,439,750
Treasury Bills	—	3,560,820	—	3,560,820
Money Market Funds	25,696,261	—	—	25,696,261
Total Investments in Securities	25,696,261	326,104,615	—	351,800,876
Investments in Derivatives
Asset
Futures Contracts	41,740	—	—	41,740
Liability
Forward Foreign Currency Exchange Contracts	—	(135,681)	—	(135,681)
Total	25,738,001	325,968,934	—	351,706,935
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2020	15

Statement of Assets and Liabilities
August 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $331,346,363)	$326,104,615
Affiliated issuers (cost $25,696,261)	25,696,261
Foreign currency (cost $1,999,176)	2,019,194
Margin deposits on:
Futures contracts	130,000
Receivable for:
Investments sold	7,032,221
Capital shares sold	1,139,904
Dividends	3,767
Interest	4,138,162
Foreign tax reclaims	57,637
Prepaid expenses	3,696
Total assets	366,325,457
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	135,681
Payable for:
Investments purchased	4,570,585
Capital shares purchased	185,326
Variation margin for futures contracts	26,813
Management services fees	17,692
Distribution and/or service fees	2,561
Transfer agent fees	29,053
Compensation of board members	58,228
Other expenses	38,367
Total liabilities	5,064,306
Net assets applicable to outstanding capital stock	$361,261,151
Represented by
Paid in capital	400,396,914
Total distributable earnings (loss)	(39,135,763)
Total - representing net assets applicable to outstanding capital stock	$361,261,151
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Emerging Markets Bond Fund | Annual Report 2020

Statement of Assets and Liabilities  (continued)
August 31, 2020
Class A
Net assets	$46,632,417
Shares outstanding	4,124,168
Net asset value per share	$11.31
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$11.87
Advisor Class
Net assets	$4,799,029
Shares outstanding	423,734
Net asset value per share	$11.33
Class C
Net assets	$8,881,088
Shares outstanding	790,938
Net asset value per share	$11.23
Institutional Class
Net assets	$51,668,080
Shares outstanding	4,565,450
Net asset value per share	$11.32
Institutional 2 Class
Net assets	$42,698,547
Shares outstanding	3,773,635
Net asset value per share	$11.31
Institutional 3 Class
Net assets	$184,834,486
Shares outstanding	16,330,826
Net asset value per share	$11.32
Class R
Net assets	$21,747,504
Shares outstanding	1,924,295
Net asset value per share	$11.30
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2020	17

Statement of Operations
Year Ended August 31, 2020
Net investment income
Income:
Dividends — affiliated issuers	$330,855
Interest	19,224,334
Interfund lending	787
Foreign taxes withheld	(190,899)
Total income	19,365,077
Expenses:
Management services fees	2,225,520
Distribution and/or service fees
Class A	121,595
Class C	110,960
Class R	112,219
Transfer agent fees
Class A	88,937
Advisor Class	20,374
Class C	20,250
Institutional Class	115,883
Institutional 2 Class	17,551
Institutional 3 Class	15,165
Class R	41,069
Compensation of board members	18,332
Custodian fees	36,861
Printing and postage fees	34,147
Registration fees	105,486
Audit fees	30,312
Legal fees	11,751
Interest on collateral	214
Compensation of chief compliance officer	83
Other	39,722
Total expenses	3,166,431
Net investment income	16,198,646
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,373,112
Investments — affiliated issuers	8,697
Foreign currency translations	(45,015)
Forward foreign currency exchange contracts	1,080,021
Futures contracts	432,495
Net realized gain	2,849,310
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(10,046,872)
Foreign currency translations	46,300
Forward foreign currency exchange contracts	(589,640)
Futures contracts	(94,168)
Foreign capital gains tax	6,800
Net change in unrealized appreciation (depreciation)	(10,677,580)
Net realized and unrealized loss	(7,828,270)
Net increase in net assets resulting from operations	$8,370,376
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Emerging Markets Bond Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended August 31, 2020	Year Ended August 31, 2019
Operations
Net investment income	$16,198,646	$23,059,863
Net realized gain (loss)	2,849,310	(30,681,315)
Net change in unrealized appreciation (depreciation)	(10,677,580)	45,094,828
Net increase in net assets resulting from operations	8,370,376	37,473,376
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,536,100)	(2,258,287)
Advisor Class	(384,613)	(502,047)
Class C	(268,569)	(488,629)
Institutional Class	(2,167,199)	(3,080,458)
Institutional 2 Class	(1,202,923)	(1,468,247)
Institutional 3 Class	(6,484,372)	(8,328,066)
Class R	(654,730)	(953,527)
Class T	—	(1,909)
Total distributions to shareholders	(12,698,506)	(17,081,170)
Decrease in net assets from capital stock activity	(36,370,725)	(53,701,715)
Total decrease in net assets	(40,698,855)	(33,309,509)
Net assets at beginning of year	401,960,006	435,269,515
Net assets at end of year	$361,261,151	$401,960,006
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2020	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2020		August 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	611,449	6,646,050	820,311	8,999,216
Distributions reinvested	135,732	1,495,230	199,197	2,173,681
Redemptions	(1,473,275)	(16,019,676)	(1,889,197)	(20,699,944)
Net decrease	(726,094)	(7,878,396)	(869,689)	(9,527,047)
Advisor Class
Subscriptions	268,364	2,968,905	1,573,445	17,276,929
Distributions reinvested	34,333	384,409	45,376	501,637
Redemptions	(1,659,141)	(17,741,397)	(650,791)	(7,048,161)
Net increase (decrease)	(1,356,444)	(14,388,083)	968,030	10,730,405
Class C
Subscriptions	21,082	228,895	80,670	871,395
Distributions reinvested	22,366	245,444	41,577	449,699
Redemptions	(444,857)	(4,850,966)	(481,411)	(5,247,130)
Net decrease	(401,409)	(4,376,627)	(359,164)	(3,926,036)
Institutional Class
Subscriptions	1,966,307	21,803,127	1,860,095	20,345,926
Distributions reinvested	192,303	2,123,015	277,843	3,034,724
Redemptions	(3,913,431)	(41,378,706)	(3,425,605)	(37,229,571)
Net decrease	(1,754,821)	(17,452,564)	(1,287,667)	(13,848,921)
Institutional 2 Class
Subscriptions	3,067,977	33,744,385	1,442,749	15,696,050
Distributions reinvested	108,739	1,202,211	134,583	1,468,217
Redemptions	(2,512,417)	(26,642,333)	(1,858,248)	(19,877,020)
Net increase (decrease)	664,299	8,304,263	(280,916)	(2,712,753)
Institutional 3 Class
Subscriptions	1,393,213	15,404,862	1,556,246	17,023,820
Distributions reinvested	589,251	6,484,372	762,822	8,328,065
Redemptions	(1,794,122)	(19,746,092)	(5,061,715)	(55,708,692)
Net increase (decrease)	188,342	2,143,142	(2,742,647)	(30,356,807)
Class R
Subscriptions	182,147	1,960,741	97,747	1,067,568
Distributions reinvested	56,736	625,348	80,912	882,188
Redemptions	(495,648)	(5,308,549)	(533,534)	(5,848,387)
Net decrease	(256,765)	(2,722,460)	(354,875)	(3,898,631)
Class T
Distributions reinvested	—	—	169	1,795
Redemptions	—	—	(15,561)	(163,720)
Net decrease	—	—	(15,392)	(161,925)
Total net decrease	(3,642,892)	(36,370,725)	(4,942,320)	(53,701,715)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Emerging Markets Bond Fund | Annual Report 2020

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Columbia Emerging Markets Bond Fund | Annual Report 2020	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2020	$11.29	0.45	(0.08)	0.37	(0.35)	—	(0.35)
Year Ended 8/31/2019	$10.74	0.59	0.39	0.98	(0.43)	—	(0.43)
Year Ended 8/31/2018	$12.09	0.62	(1.31)	(0.69)	(0.66)	—	(0.66)
Year Ended 8/31/2017(d)	$11.64	0.54	0.33	0.87	(0.42)	—	(0.42)
Year Ended 10/31/2016	$10.56	0.64	0.73	1.37	(0.29)	—	(0.29)
Year Ended 10/31/2015	$11.37	0.62	(1.12)	(0.50)	(0.30)	(0.01)	(0.31)
Advisor Class
Year Ended 8/31/2020	$11.31	0.51	(0.11)	0.40	(0.38)	—	(0.38)
Year Ended 8/31/2019	$10.75	0.61	0.41	1.02	(0.46)	—	(0.46)
Year Ended 8/31/2018	$12.11	0.65	(1.32)	(0.67)	(0.69)	—	(0.69)
Year Ended 8/31/2017(d)	$11.65	0.58	0.32	0.90	(0.44)	—	(0.44)
Year Ended 10/31/2016	$10.57	0.68	0.72	1.40	(0.32)	—	(0.32)
Year Ended 10/31/2015	$11.38	0.64	(1.12)	(0.48)	(0.32)	(0.01)	(0.33)
Class C
Year Ended 8/31/2020	$11.22	0.37	(0.09)	0.28	(0.27)	—	(0.27)
Year Ended 8/31/2019	$10.67	0.51	0.39	0.90	(0.35)	—	(0.35)
Year Ended 8/31/2018	$12.01	0.53	(1.29)	(0.76)	(0.58)	—	(0.58)
Year Ended 8/31/2017(d)	$11.57	0.47	0.31	0.78	(0.34)	—	(0.34)
Year Ended 10/31/2016	$10.50	0.56	0.72	1.28	(0.21)	—	(0.21)
Year Ended 10/31/2015	$11.32	0.53	(1.11)	(0.58)	(0.23)	(0.01)	(0.24)
Institutional Class
Year Ended 8/31/2020	$11.30	0.49	(0.09)	0.40	(0.38)	—	(0.38)
Year Ended 8/31/2019	$10.75	0.62	0.39	1.01	(0.46)	—	(0.46)
Year Ended 8/31/2018	$12.10	0.65	(1.31)	(0.66)	(0.69)	—	(0.69)
Year Ended 8/31/2017(d)	$11.65	0.57	0.32	0.89	(0.44)	—	(0.44)
Year Ended 10/31/2016	$10.57	0.67	0.73	1.40	(0.32)	—	(0.32)
Year Ended 10/31/2015	$11.37	0.64	(1.11)	(0.47)	(0.32)	(0.01)	(0.33)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Emerging Markets Bond Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total Return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2020	$11.31	3.40%	1.11%(c)	1.11%(c)	4.13%	175%	$46,632
Year Ended 8/31/2019	$11.29	9.33%	1.11%(c)	1.11%(c)	5.40%	106%	$54,778
Year Ended 8/31/2018	$10.74	(5.97%)	1.13%	1.13%	5.33%	64%	$61,421
Year Ended 8/31/2017(d)	$12.09	7.68%	1.17%(e)	1.17%(e)	5.63%(e)	44%	$77,842
Year Ended 10/31/2016	$11.64	13.30%	1.20%	1.20%	5.91%	44%	$135,877
Year Ended 10/31/2015	$10.56	(4.39%)	1.15%	1.15%(f)	5.72%	32%	$136,042
Advisor Class
Year Ended 8/31/2020	$11.33	3.65%	0.85%(c)	0.85%(c)	4.51%	175%	$4,799
Year Ended 8/31/2019	$11.31	9.69%	0.86%(c)	0.86%(c)	5.51%	106%	$20,141
Year Ended 8/31/2018	$10.75	(5.80%)	0.88%	0.88%	5.60%	64%	$8,734
Year Ended 8/31/2017(d)	$12.11	7.99%	0.91%(e)	0.91%(e)	5.97%(e)	44%	$8,758
Year Ended 10/31/2016	$11.65	13.57%	0.95%	0.95%	6.21%	44%	$1,964
Year Ended 10/31/2015	$10.57	(4.19%)	0.89%	0.89%(f)	5.99%	32%	$1,578
Class C
Year Ended 8/31/2020	$11.23	2.55%	1.86%(c)	1.86%(c)	3.39%	175%	$8,881
Year Ended 8/31/2019	$11.22	8.57%	1.86%(c)	1.86%(c)	4.66%	106%	$13,374
Year Ended 8/31/2018	$10.67	(6.63%)	1.88%	1.88%	4.57%	64%	$16,550
Year Ended 8/31/2017(d)	$12.01	6.97%	1.92%(e)	1.92%(e)	4.91%(e)	44%	$20,307
Year Ended 10/31/2016	$11.57	12.43%	1.95%	1.95%	5.16%	44%	$23,714
Year Ended 10/31/2015	$10.50	(5.11%)	1.90%	1.90%(f)	4.96%	32%	$31,610
Institutional Class
Year Ended 8/31/2020	$11.32	3.66%	0.86%(c)	0.86%(c)	4.40%	175%	$51,668
Year Ended 8/31/2019	$11.30	9.60%	0.86%(c)	0.86%(c)	5.65%	106%	$71,443
Year Ended 8/31/2018	$10.75	(5.72%)	0.88%	0.88%	5.57%	64%	$81,762
Year Ended 8/31/2017(d)	$12.10	7.90%	0.92%(e)	0.92%(e)	5.94%(e)	44%	$94,159
Year Ended 10/31/2016	$11.65	13.57%	0.95%	0.95%	6.17%	44%	$75,526
Year Ended 10/31/2015	$10.57	(4.10%)	0.90%	0.90%(f)	5.98%	32%	$79,496
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2020	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 2 Class
Year Ended 8/31/2020	$11.30	0.49	(0.09)	0.40	(0.39)	—	(0.39)
Year Ended 8/31/2019	$10.74	0.63	0.40	1.03	(0.47)	—	(0.47)
Year Ended 8/31/2018	$12.10	0.65	(1.30)	(0.65)	(0.71)	—	(0.71)
Year Ended 8/31/2017(d)	$11.64	0.59	0.33	0.92	(0.46)	—	(0.46)
Year Ended 10/31/2016	$10.56	0.70	0.72	1.42	(0.34)	—	(0.34)
Year Ended 10/31/2015	$11.37	0.66	(1.12)	(0.46)	(0.34)	(0.01)	(0.35)
Institutional 3 Class
Year Ended 8/31/2020	$11.30	0.50	(0.09)	0.41	(0.39)	—	(0.39)
Year Ended 8/31/2019	$10.75	0.64	0.39	1.03	(0.48)	—	(0.48)
Year Ended 8/31/2018	$12.10	0.66	(1.30)	(0.64)	(0.71)	—	(0.71)
Year Ended 8/31/2017(d)	$11.65	0.61	0.31	0.92	(0.47)	—	(0.47)
Year Ended 10/31/2016	$10.57	0.71	0.72	1.43	(0.35)	—	(0.35)
Year Ended 10/31/2015	$11.38	0.67	(1.12)	(0.45)	(0.35)	(0.01)	(0.36)
Class R
Year Ended 8/31/2020	$11.29	0.42	(0.09)	0.33	(0.32)	—	(0.32)
Year Ended 8/31/2019	$10.73	0.56	0.40	0.96	(0.40)	—	(0.40)
Year Ended 8/31/2018	$12.08	0.59	(1.31)	(0.72)	(0.63)	—	(0.63)
Year Ended 8/31/2017(d)	$11.63	0.52	0.32	0.84	(0.39)	—	(0.39)
Year Ended 10/31/2016	$10.55	0.62	0.73	1.35	(0.27)	—	(0.27)
Year Ended 10/31/2015	$11.37	0.59	(1.12)	(0.53)	(0.28)	(0.01)	(0.29)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	For the period from November 1, 2016 to August 31, 2017. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.
(e)	Annualized.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Emerging Markets Bond Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total Return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 2 Class
Year Ended 8/31/2020	$11.31	3.69%	0.73%(c)	0.73%(c)	4.44%	175%	$42,699
Year Ended 8/31/2019	$11.30	9.83%	0.75%(c)	0.75%(c)	5.75%	106%	$35,131
Year Ended 8/31/2018	$10.74	(5.68%)	0.75%	0.74%	5.60%	64%	$36,419
Year Ended 8/31/2017(d)	$12.10	8.18%	0.76%(e)	0.75%(e)	6.10%(e)	44%	$50,366
Year Ended 10/31/2016	$11.64	13.82%	0.74%	0.74%	6.34%	44%	$18,615
Year Ended 10/31/2015	$10.56	(4.03%)	0.72%	0.72%	6.19%	32%	$8,384
Institutional 3 Class
Year Ended 8/31/2020	$11.32	3.83%	0.68%(c)	0.68%(c)	4.53%	175%	$184,834
Year Ended 8/31/2019	$11.30	9.79%	0.69%(c)	0.69%(c)	5.83%	106%	$182,472
Year Ended 8/31/2018	$10.75	(5.54%)	0.70%	0.69%	5.72%	64%	$202,999
Year Ended 8/31/2017(d)	$12.10	8.13%	0.71%(e)	0.70%(e)	6.17%(e)	44%	$173,174
Year Ended 10/31/2016	$11.65	13.86%	0.69%	0.69%	6.41%	44%	$3,199
Year Ended 10/31/2015	$10.57	(3.99%)	0.67%	0.67%	6.23%	32%	$1,120
Class R
Year Ended 8/31/2020	$11.30	3.05%	1.36%(c)	1.36%(c)	3.87%	175%	$21,748
Year Ended 8/31/2019	$11.29	9.16%	1.36%(c)	1.36%(c)	5.15%	106%	$24,620
Year Ended 8/31/2018	$10.73	(6.20%)	1.38%	1.38%	5.07%	64%	$27,218
Year Ended 8/31/2017(d)	$12.08	7.46%	1.42%(e)	1.42%(e)	5.43%(e)	44%	$33,057
Year Ended 10/31/2016	$11.63	13.03%	1.45%	1.45%	5.64%	44%	$21,289
Year Ended 10/31/2015	$10.55	(4.69%)	1.40%	1.40%(f)	5.53%	32%	$13,281
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2020	25

Notes to Financial Statements
August 31, 2020
Note 1. Organization
Columbia Emerging Markets Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
26	Columbia Emerging Markets Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA
Columbia Emerging Markets Bond Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
August 31, 2020
Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars and to shift investment exposure from one currency to another. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the
28	Columbia Emerging Markets Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	41,740*

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	135,681

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Emerging Markets Bond Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
August 31, 2020
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	1,080,021	—	1,080,021
Interest rate risk	—	432,495	432,495
Total	1,080,021	432,495	1,512,516

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	(589,640)	—	(589,640)
Interest rate risk	—	(94,168)	(94,168)
Total	(589,640)	(94,168)	(683,808)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	4,394,336
Futures contracts — short	8,551,180

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	161,605	(232,332)

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2020.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2020:
	Goldman Sachs ($)	UBS ($)	Total ($)
Liabilities
Forward foreign currency exchange contracts	29,305	106,376	135,681
Total financial and derivative net assets	(29,305)	(106,376)	(135,681)
Total collateral received (pledged) (a)	-	-	-
Net amount (b)	(29,305)	(106,376)	(135,681)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
30	Columbia Emerging Markets Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Columbia Emerging Markets Bond Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
August 31, 2020
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.600% to 0.393% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2020 was 0.600% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or other inter-company arrangements and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered, as appropriate, with respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended August 31, 2020, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $6,320,900 and $188,200, respectively. The sale transactions resulted in a net realized loss of $11,800.
32	Columbia Emerging Markets Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.18
Advisor Class	0.18
Class C	0.18
Institutional Class	0.18
Institutional 2 Class	0.05
Institutional 3 Class	0.01
Class R	0.18
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2020, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $319,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Columbia Emerging Markets Bond Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
August 31, 2020
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended August 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	18,775
Class C	—	1.00(b)	783

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2020 through December 31, 2020	Prior to January 1, 2020
Class A	1.16%	1.20%
Advisor Class	0.91	0.95
Class C	1.91	1.95
Institutional Class	0.91	0.95
Institutional 2 Class	0.80	0.83
Institutional 3 Class	0.75	0.77
Class R	1.41	1.45
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, late-year ordinary losses, capital loss carryforward, principal and/or interest of fixed income securities and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
34	Columbia Emerging Markets Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(2,341,473)	2,341,473	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2020			Year Ended August 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
12,698,506	—	12,698,506	17,081,170	—	17,081,170
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	—	(31,575,350)	(7,192,781)
At August 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
358,899,716	15,472,164	(22,664,945)	(7,192,781)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(8,806,436)	(22,768,914)	(31,575,350)	3,519,641
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2020, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2020.
Late year ordinary losses ($)	Post-October capital losses ($)
348,669	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Emerging Markets Bond Fund | Annual Report 2020	35

Notes to Financial Statements  (continued)
August 31, 2020
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $588,540,730 and $616,081,132, respectively, for the year ended August 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,000,000	1.32	7
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2020.
36	Columbia Emerging Markets Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Latin America Region. The Fund is particularly susceptible to economic, political, regulatory, legal, social or other events or conditions affecting issuers in, or those that have investment exposure to, the Latin America region. These include risks of elevated and volatile interest, inflation and unemployment rates. Currency devaluations, exchange rate volatility and relatively high dependence upon commodities and international trade may also present additional risks for the Fund. Latin American economies may be susceptible to adverse government regulatory and economic intervention and controls, limitations in the ability to repatriate investment income, capital or the proceeds of the sale of securities, inadequate investor protections, less developed custody, settlement, regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on
Columbia Emerging Markets Bond Fund | Annual Report 2020	37

Notes to Financial Statements  (continued)
August 31, 2020
the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
38	Columbia Emerging Markets Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
August 31, 2020
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At August 31, 2020, affiliated shareholders of record owned 57.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Emerging Markets Bond Fund | Annual Report 2020	39

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Emerging Markets Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Emerging Markets Bond Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
40	Columbia Emerging Markets Bond Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$189,060	$0.0059	$19,060,509	$0.60
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	110	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Emerging Markets Bond Fund | Annual Report 2020	41

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	110	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2020); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	110	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	110	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	110	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	110	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
42	Columbia Emerging Markets Bond Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	110	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	110	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	110	Director, NAPE Education Foundation since October 2016
Columbia Emerging Markets Bond Fund | Annual Report 2020	43

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
44	Columbia Emerging Markets Bond Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
Columbia Emerging Markets Bond Fund | Annual Report 2020	45

Liquidity Risk Management Program  (continued)

•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Emerging Markets Bond Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November and December 2019 and February, March, April and June 2020, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15-17, 2020 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2020 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that Columbia Threadneedle has been able to effectively manage, operate and distribute the Funds through the challenging pandemic period (with no disruptions in services provided).
46	Columbia Emerging Markets Bond Fund | Annual Report 2020

Approval of Management Agreement  (continued)

In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2019 in the performance of administrative services, and noted the various enhancements anticipated for 2020. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial.
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was observed that the services being performed under the Management Agreement were of a reasonable quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide quality services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance was understandable in light of the particular management style involved and the particular market environment.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2019 the Board had concluded that 2018 profitability was reasonable and that the 2020 information shows that the profitability generated by Columbia Threadneedle in 2019 decreased slightly from 2018 levels. It also took into account the indirect economic benefits flowing to Columbia
Columbia Emerging Markets Bond Fund | Annual Report 2020	47

Approval of Management Agreement  (continued)

Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provide for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2020, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
48	Columbia Emerging Markets Bond Fund | Annual Report 2020

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Columbia Emerging Markets Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN141_08_K01_(10/20)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Brian J. Gallagher, Pamela G. Carlton, Anthony M. Santomero, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Gallagher, Ms. Carlton, Mr. Santomero, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose reports to stockholders are included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2020 and August 31, 2019 are approximately as follows:

20202019

$29,500               $29,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended August 31, 2020 and August 31, 2019 are approximately as follows:

2020	2019
$0	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended August 31, 2020 and August 31, 2019, there were no Audit- Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2020 and August 31, 2019 are approximately as follows:

20202019

$6,400                $6,700

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended August 31, 2020 and August 31, 2019, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31,

2020 and August 31, 2019 are approximately as follows:

2020	2019
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended August 31, 2020 and August 31, 2019 are approximately as follows:

20202019

$225,000           $225,000

In fiscal years 2020 and 2019, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2020 and August 31, 2019 are approximately as follows:

20202019

$231,400             $231,600

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected,

or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust II
By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	October 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	October 23, 2020
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	October 23, 2020
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	October 23, 2020